EXHIBIT 99.1
                                                             ------------

                                 October 26, 2001


   Quarterly Report to the Owners,
   First Mid-Illinois Bancshares, Inc.

   Our financial results for the first nine months of 2001 were good with net income amounting to $4,772,000 -- a 13 percent increase over the $4,209,000 we earned during the same period in 2000. Improved net interest income as well as increases in mortgage banking and service charge revenues were the primary drivers of our improved performance. We also continue to grow our banking franchise, as evidenced by the increase in loans -- $467.2 million at September 30, 2001 as compared to $429.3 million at December 31, 2000 -- and deposits -- $555.8 million at September 30, 2001, as compared to $504.0 million at December 31, 2000.

   Because of our financial results, the Board of Directors declared a three-for-two stock split in the form of a 50 percent stock dividend to be paid to shareholders of record as of October 26, 2001, payable on November 16, 2001. All share and per share information for current and prior periods presented have been adjusted to reflect the stock split. The stock dividend will increase the number of shares outstanding by approximately 1.1 million shares. Shareholders of record on October 26, 2001 can expect to receive specific information concerning their stock dividend shortly after November 16, 2001.

   The Board has also authorized the repurchase, in the open market or in privately negotiated transactions, of up to an aggregate of $3 million of additional shares of common stock. Shareholders who wish to learn more about the aforementioned stock dividend or the repurchase, should contact Ms. Christie L. Burich, Manager of Shareholder Services, at 217/258-0493 or me at 217/258-0415.

   As we are all aware, the tragic events of September 11, 2001 have changed our lives and the way we view our surroundings forever. The total impact of these events on the American economy and our way of life in general will not be completely known for many months or years. We do anticipate some slowing of economic activity as well as additional banking regulations as Congress determines how the banking system can best function as a resource in America s war on terrorism. As Chairman and CEO, I want to assure you that your Company is prepared for the challenges ahead. We will do whatever is required to support our Government, as well as to be a trusted provider of financial services to the citizens of this great country.

                                 Sincerely,


                                 William S. Rowland
                                 Chairman and Chief Executive Officer

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       CONDENSED CONSOLIDATED BALANCE SHEETS
       (In thousands, except share data)   (unaudited)                                        September 30,    December 31,
       ------------------------------------------------------------------------------         ------------     -----------
                                                                                                  2001             2000
                                                                                                  ----             ----
       ASSETS
       Cash and due from banks                                                                  $ 30,155         $ 22,115
       Federal funds sold                                                                         12,300            2,725
       Investment securities:
         Available-for-sale, at fair value                                                       142,812          150,034
         Held-to-maturity, at amortized cost (estimated fair
           value of $2,777 and $2,800 at September 30, 2001
           and December 31, 2000, respectively)                                                    2,692            2,757
       Loans                                                                                     467,229          429,288
       Less allowance for loan losses                                                             (3,786)         (3,262)
                                                                                                --------      --------
         Net loans                                                                               463,443         426,026
       Premises and equipment, net                                                                16,922           15,375
       Intangible assets, net                                                                     12,704           12,150
       Other assets                                                                               11,344           11,817
                                                                                                --------         --------
         TOTAL ASSETS                                                                           $692,372         $642,999
                                                                                                ========         ========
       LIABILITIES AND STOCKHOLDERS' EQUITY
       Deposits:
         Non-interest bearing                                                                   $ 71,426         $ 66,646
         Interest bearing                                                                        484,336          437,339
                                                                                                --------         --------
           Total deposits                                                                        555,762          503,985
       Repurchase agreements with customers                                                       34,364           31,096
       Other borrowings                                                                           28,300           40,300
       Long-term debt                                                                              4,325            4,325
       Other liabilities                                                                           5,553            5,566
         TOTAL LIABILITIES                                                                      $628,304         $585,272
                                                                                                ========         ========
       Stockholders' Equity
       Common stock ($4 par value; authorized 6,000,000 shares;
         issued 3,542,634 shares in 2001 and 3,488,204 shares in 2000)                           $14,171           $9,302
       Additional paid-in-capital                                                                 13,219           12,293
       Retained earnings                                                                          38,566           39,169
       Deferred compensation                                                                       1,351            1,218
       Accumulated other comprehensive income (loss)                                               1,710             (288)
       Treasury stock at cost, 166,563 shares in 2001 and 128,106 shares in 2000                  (4,949)          (3,967)
                                                                                                --------         --------
         TOTAL STOCKHOLDERS' EQUITY                                                               64,068           57,727
                                                                                                --------         --------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                             $692,372         $642,999
                                                                                                ========         ========


     The share information has been adjusted to reflect the three-for-two stock split payable on November 16, 2001.



       CONDENSED CONSOLIDATED STATEMENTS OF INCOME

       (In thousands)   (unaudited)
       -----------------------------------------------------------------------------------------------------------------
       For the nine-month period ended September 30,                                               2001              2000
                                                                                                   ----              ----
       INTEREST INCOME:
       Interest and fees on loans                                                                $ 27,765          $ 25,641
       Interest on investment securities                                                            6,309             6,856
       Interest on federal funds sold                                                                 285                97
           Total interest income                                                                   34,359            32,594
                                                                                                  -------           -------
       INTEREST EXPENSE:
       Interest on deposits                                                                        14,714            13,386
       Interest on repurchase agreements with customers                                               779               943
       Interest on other borrowings                                                                 1,244             1,778
       Interest on long-term debt                                                                     189               244
                                                                                                  -------           -------
           Total interest expense                                                                  16,926            16,351
                                                                                                  -------           -------
       NET INTEREST INCOME                                                                         17,433            16,243
       Provision for loan losses                                                                      450               400
                                                                                                  -------           -------
       Net interest income after provision for loan losses                                         16,983            15,843
       Other income:
       Trust revenues                                                                               1,426             1,362
       Brokerage revenues                                                                             271               370
       Service charges                                                                              2,309             1,836
       Securities gains (losses), net                                                                 154               (3)
       Mortgage banking income                                                                        764               261
       Other                                                                                        1,368               915
                                                                                                  -------           -------
         Total other income                                                                         6,292             4,741
       OTHER EXPENSE:
       Salaries and employee benefits                                                               8,152             7,545
       Net occupancy and equipment expense                                                          2,899             2,702
       Federal deposit insurance premiums                                                              73                76
       Amortization of intangible assets                                                              916               896
       Other                                                                                        4,291             3,682
                                                                                                  -------           -------
         Total other expense                                                                       16,331            14,901
                                                                                                  -------           -------
       Income before income taxes                                                                   6,944             5,683
       Income taxes                                                                                 2,172             1,474
                                                                                                  -------           -------
       NET INCOME                                                                                 $ 4,772           $ 4,209
                                                                                                  =======           =======



       CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

       (in thousands)   (unaudited)
       -----------------------------------------------------------------------------------------------------------------

       For the nine-month period ended September 30,                                               2001              2000
                                                                                                   ----              ----
       Balance at beginning of period                                                           $ 57,727          $ 51,518
       Net income                                                                                  4,772             4,209
       Issuance of stock                                                                           1,072               736
       Purchase of treasury stock                                                                   (850)           (1,637)
       Change in accumulated other comprehensive income (loss)                                     1,998               945
                                                                                                --------          --------
       Balance at end of period                                                                 $ 64,068          $ 55,163
                                                                                                ========          ========





       PER SHARE INFORMATION
       ----------------------------------------------------------------------------------------------------------------
                                                                                                   2001              2000
                                                                                                   ----              ----
       For the nine-month period ended September 30,                                              $ 1.41            $ 1.41
       Basic earnings per share                                                                   $ 1.41            $ 1.23
       Diluted earnings per share                                                                 $18.98            $16.37







     The per share information has been adjusted to reflect the three-for-two stock split payable on November 16, 2001.

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                     First Mid-Illinois Bancshares, Inc.
                           1515 Charleston Avenue
                           Mattoon, Illinois 61938
                               (217) 234-7454
                              www.firstmid.com